                        ANNUAL REPORT / DECEMBER 31, 2001

                             AIM MID CAP EQUITY FUND

                                 [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                                 [COVER IMAGE]

                      ------------------------------------

                     TENDING THE GARDEN BY KONSTANTIN RODKO

    THIS CHARMING FOLK-ART PAINTING BY KONSTANTIN RODKO DEPICTS AN ATTENTIVE

   GARDENER CARING FOR HER TIDY CROP. LIKE A GARDENER, FUND MANAGERS LOOK FOR

      GROWING COMPANIES THAT MAY ONE DAY BLOSSOM INTO MAJOR CORPORATIONS.

                      ------------------------------------


ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Mid Cap Equity Fund's performance figures are historical, and they reflect the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses.
o Investing in small- and mid-size companies may involve risks not associated with investing in more established companies. Also, micro and small companies may have business risk, significant stock price fluctuations and illiquidity.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lipper Mid-Cap Core Fund Index represents an average of the performance of the 30 largest mid-capitalization core funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
o The unmanaged Russell Midcap Index represents the performance of the stocks of domestic mid-capitalization companies.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                   DEAR FELLOW SHAREHOLDER:

[PHOTO OF          We understand how challenging the fiscal year covered by this
ROBERT H.          report has been. For equity investors, the years 2000 and
GRAHAM]            2001 were unlike anything we had seen in a generation. For the first time since the 1970s, the S&P 500 and other major domestic stock benchmarks produced negative returns two years in a row. And there was no comfort overseas; the MSCI World
                   Index also produced negative returns both years.
                       As usually occurs during difficult stock markets,
                   fixed-income investments, particularly high-quality ones, did well. The domestic, investment-grade Lehman Aggregate Bond
                   Index produced positive returns both years.
                       Conditions were trying on many levels. Geopolitically,
                   the appalling terrorist attacks of September 11 led to a serious decline in markets, though initial success in our ensuing war in Afghanistan helped markets advance later in the year. Macroeconomically, the United States officially slipped into recession in March, the first such slowdown in a decade.
     And at the individual firm level, the Enron bankruptcy has occasioned a confidence crisis that has markets unsettled. As I write this, several weeks into the new year, several Congressional committees, the Securities and Exchange Commission and the Justice Department are conducting investigations of Enron. While we do not yet have all the details about what happened at Enron, it clearly has resulted in a new level of skepticism of the financial statements of even the soundest companies. AIM strongly believes that sound accounting policies, full and accurate financial disclosure, and independent audits are absolutely essential to maintain the integrity of the markets and the confidence of investors, and will support any legislative or regulatory changes that may be desirable to further these objectives.

WHAT SHOULD INVESTORS DO NOW?

Mindful of recent events and scandals and in view of the two-year bear market in equities, many of our shareholders have asked us what they should do about their investments. We cannot offer individualized advice--that is the role of your financial advisor. But we can once again offer insights we have gained over many years in this business.
    First is the crucial importance of diversification when investing --a major lesson of the Enron story that is reinforced by the disparate performance of equity and fixed-income investments during this fiscal year. Relying on one stock to build financial security has once again proven to be downright dangerous, but mutual fund investors should also keep in mind that whole sectors and investment approaches do go in and out of favor. A diversified portfolio that embraces different classes of securities and various investment strategies can offer protection from these shifts in sentiment.
    A second insight is the importance of a long time horizon. Whatever current market conditions are like, we at AIM intend to stay focused on the long term. Our portfolio managers will continue to invest your money using the time-tested disciplines AIM has employed for more than a quarter century. We consider a long-term perspective the most advisable course for our shareholders too.
    Changing your portfolio on the basis of short-term events and market moves rarely proves beneficial. As we have reminded you on many occasions, data show that pulling out of the market even for a short period and missing a few of its best days is likely to have a negative effect on your long-term returns. In investing, it is time in the markets, not market timing, that counts.
    Now more than ever, we encourage you to stay in touch with your financial advisor. He or she is familiar with the goals and time horizon you have established for your investments and can help you build a diversified portfolio and stay focused on those goals.

YOUR FUND'S PERFORMANCE

For the six months since our last report to you, dated June 30, 2001, total return for Class A shares of AIM Mid Cap Equity Fund was -3.50% at net asset value. By comparison, the Russell Midcap Index returned -3.74% over the same period. The fund rebounded during the final quarter of the year, rising 13.17%. The fund benefited from reducing its exposure to the volatile information technology and energy sectors.
    In the difficult environment of 2001, Class A shares returned 0.52% for the fiscal year.
    The following pages contain your portfolio managers' discussion of how they have managed the portfolio during the fiscal year, how the markets affected the fund, and the fund's long-term record. We hope you find their discussion informative.
    If you have questions or comments about this report, please contact us anytime through our Web site, www.aimfunds.com. We understand that our shareholders are relying on us for the growth of their investments, and we want you to know that all of us are working diligently to that end. Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
February 12, 2002

FUND CONTENDS WITH SLOWING ECONOMY, VOLATILE MARKET


MID-CAP STOCKS STRUGGLED IN 2001. HOW DID AIM MID CAP EQUITY FUND PERFORM?
The fund fared better than mid-cap stocks in general in 2001. Excluding sales charges, total returns for Class A, Class B and Class C shares were 0.52%, -0.19% and -0.14%, respectively, for the fiscal year ended December 31, 2001. Over the same period, the Russell Midcap Index returned -5.62% while the Lipper Mid-Cap Core Fund Index returned -4.90%.
    The fund's performance improved in the fourth quarter of the year as core and growth stocks came back into favor with investors. Excluding sales charges, Class A, Class B and Class C shares posted returns of 13.17%, 12.93% and 13.00%, respectively for the three months ended December 31.
    During the fiscal year, the fund's total net assets increased from $489.9 million to $892 million.

WHAT WERE SOME OF THE MAJOR TRENDS IN THE STOCK MARKET?
The terrorist attacks of September 11 compounded an already difficult situation for stock markets. Even before the attacks, major stock market indexes had been declining for more than a year. Concern over deteriorating corporate earnings, a slowing economy and rising unemployment caused key market indexes to drop. Company after company reported declining earnings as the economy dipped into recession.
    However, stocks shook off the effects of the terrorist attacks and rallied in the fourth quarter of 2001. During that quarter, the Federal Reserve Board (the Fed) approved its ninth, 10th and 11th interest rate cuts of 2001, reducing the key federal funds rate to 1.75%--its lowest level in decades. Additionally, the United States and its allies took military action in Afghanistan and appeared to be winning the war against terrorism.
    Most stock market indexes were down for the year, with growth-stock indexes generally sustaining double-digit losses. For the year, value stocks outperformed growth stocks by a significant margin. However, only mid- and small-cap value stocks posted gains for the 12-month period. Buoyed by Fed rate cuts, which had the potential to boost corporate profitability, growth stocks bounced back impressively in the fourth quarter, enabling the fund to recoup some of its losses.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?
The fund had 76 equity holdings as of December 31, 2001. The portfolio had its most significant exposure to industrial stocks, followed by information technology, consumer-discretionary and health care stocks. For the year, the fund's industrial-stock holdings had a positive impact on performance. Within this sector, we emphasized the stocks of industries such as waste collection, where demand tends to remain constant regardless of economic

FUND AT A GLANCE

[INSERT COVER PICTURE]

AIM Mid Cap Equity Fund seeks long-term growth of capital by investing primarily in the equity securities of mid-cap companies.

INVESTMENT STYLE: GROWTH-AT-A-REASONABLE PRICE--(GARP) (Draws on the strength of both value and growth investing to identify companies with strong growth prospects and attractive valuations)

o Seeks to purchase the attractively priced stocks of growth companies that have experienced a catalyst, such as a management change or the introduction of new product, which may cause earnings to rise

o   "Under certain conditions, will use cash to manage risk and volatility


GROWTH IN TOTAL NET ASSETS

================================================================================

                                  [BAR CHART]

12/31/00                        $489.9 Million

12/31/01                        $  892 Million

================================================================================

PORTFOLIO COMPOSITION
As of 12/31/01, based on total net assets

========================================================================================================
TOP 10 HOLDINGS                                         TOP 10 INDUSTRIES
--------------------------------------------------------------------------------------------------------
 1. SPX Corp.                                2.2%       1. Industrial Machinery                     6.0%

 2. Apogent Technologies Inc.                2.0        2. Diversified Commercial Services          5.4

 3. Ceridian Corp.                           2.0        3. Electronic Equipment & Instruments       4.4

 4. Convergys Corp.                          1.7        4. Data Processing Services                 3.3

 5. Odyssey Re Holdings, Corp.               1.7        5. Health Care Equipment                    3.0

 6. Coors (Adolph) Co.-Class B               1.7        6. Specialty Chemicals                      2.9

 7. Quest Diagnostics Inc.                   1.6        7. Semiconductors                           2.6

 8. H&R Block, Inc.                          1.6        8. Health Care Distributors & Services      2.4

 9. Republic Services, Inc.                  1.6        9. Aerospace & Defense                      2.4

10. Herman Miller, Inc.                      1.6       10. Oil & Gas Equipment & Services           2.3

The fund's portfolio is subject to change, and there is no guarantee that the fund will continue to hold any particular security.
========================================================================================================

conditions. One stock in the industrial sector, which includes commercial services and supplies, that performed extremely well for the fund was H&R Block, the nation's leading tax return preparer. The company serves nearly 20 million U.S. taxpayers.
    The fund's consumer-discretionary holdings also had a positive impact on total return. Anticipation that Americans would have more money to spend because of tax cuts and declining energy costs made consumer-discretionary stocks, which include many retailers, restaurants, hotels, media and automobiles, more attractive to investors.
    During the year, we reduced the fund's exposure to the information technology sector as we became less optimistic about the prospects for tech stocks. We also reduced the fund's holdings in the energy sectors as these stocks declined along with oil and gas prices. These stocks have also been negatively affected by cuts in drilling capital expenditures. The fund used a relatively significant cash position to cushion market volatility.

CAN YOU NAME A FEW STOCKS THAT PERFORMED POSITIVELY FOR THE FUND?

o SPX makes a wide range of products, including motors, valves, power systems, service tools and auto components for industrial customers.
o Apogent Technologies makes laboratory products, such as water-purification systems, for domestic and foreign markets.
o Ceridian is a diversified information-services company, with the bulk of its sales coming from its human resources division, which provides payroll and tax processing, benefits administration and other related services.
o Convergys is a leading telephone services company. Through its various units, it provides technical support, telemarketing and bill-processing services.
o   Odyssey Re Holdings is a leading reinsurance company.
o Quest Diagnostics provides laboratory analysis, performing more than 100 million tests annually, including cholesterol, HIV and alcohol tests.
o Republic Services provides waste disposal services for commercial, industrial, municipal and residential customers in 22 states.

WHAT WERE CONDITIONS LIKE AT THE CLOSE OF THE YEAR?
At the close of 2001, the situation was uncertain for markets. The nation's gross domestic product (GDP) contracted at an annual rate of 1.3% in the third quarter of 2001, its most dramatic decline in 10 years. The nation's unemployment rate jumped from 4.9% to 5.8% between August and December, as companies cut jobs in the wake of the terrorist attacks. These and other factors, combined with continuing concerns about terrorism, caused markets to be volatile.
    There were positive signs, however. Consumer confidence began to rebound toward the end of the year. Holiday sales, while not robust, were better than expected. Inflation remained low and oil prices were dropping, reducing fuel costs for corporations and the consumers.
    Moreover, stocks were favorably priced, and there was a considerable amount of cash in lower-returning money market accounts that could potentially be deployed back into equities.

          See important fund and index disclosures inside front cover.

YOUR FUND'S LONG-TERM PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/01, including sales charges
================================================================================

CLASS A SHARES
Inception (6/9/87)          13.64%
10 Years                    14.75
 5 Years                    10.96
 1 Year                     -5.01

CLASS B SHARES
Inception (4/1/93)          14.41%
 5 Years                    11.22
 1 Year                     -5.11

CLASS C SHARES
Inception (5/03/99)         17.38%
 1 Year                     -1.13

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

RESULTS OF A $10,000 INVESTMENT
6/09/87-12/31/01

AIM MID CAP EQUITY FUND, CLASS A SHARES      RUSSELL MIDCAP INDEX
6/87              9837                               10406
12/87             8088                                8525
12/88             8990                               10214
12/89            13913                               12897
12/90            12883                               11414
12/91            15367                               16153
12/92            20243                               18792
12/93            21932                               21480
12/94            25376                               21030
12/95            31266                               28276
12/96            36162                               33646
12/97            41252                               43409
12/98            39312                               47790
12/99            53908                               56499
12/00            64037                               61164
12/01            64389                               57729

                                                            Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.
================================================================================

AIM MID CAP EQUITY FUND VS. BENCHMARK INDEX
The chart compares your fund to a benchmark index. It is intended to give you a general idea of how your fund performed compared to the stock market over the period 6/9/87-12/31/01. (Index performance is from 5/31/87-12/31/01.) It is important to understand the difference between your fund and an index. Your fund's total return is shown with a sales charge, and it includes fund expenses and management fees. A market index such as the Russell Midcap Index is not managed, incurring no sales charges, expenses, or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return.
    Your fund's total return includes sales charges, expenses and management fees. Performance of the fund's Class A, B and C shares will differ due to different sales charges and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover.
    Performance shown in the chart and table do not reflect deduction of taxes a shareholder would pay on fund distributions or sale of fund shares. Performance for the indexes does not reflect the effects of taxes either.

SCHEDULE OF INVESTMENTS
December 31, 2001

                                                               MARKET
                                                 SHARES        VALUE
COMMON STOCKS & OTHER EQUITY INTERESTS-80.49%

AEROSPACE & DEFENSE-2.37%

L-3 Communications Holdings, Inc.(a)               85,000   $  7,650,000
------------------------------------------------------------------------
Raytheon Co.                                      415,000     13,475,050
========================================================================
                                                              21,125,050
========================================================================

APPLICATION SOFTWARE-0.53%

Mentor Graphics Corp.(a)                          200,000      4,714,000
========================================================================

AUTO PARTS & EQUIPMENT-0.97%

Gentex Corp.(a)                                   325,000      8,687,250
========================================================================

BANKS-2.14%

Marshall & Ilsley Corp.                           100,000      6,328,000
------------------------------------------------------------------------
Sovereign Bancorp, Inc.                           530,000      6,487,200
------------------------------------------------------------------------
TCF Financial Corp.                               130,000      6,237,400
========================================================================
                                                              19,052,600
========================================================================

BREWERS-1.74%

Coors (Adolph) Co.-Class B                        290,000     15,486,000
========================================================================

BUILDING PRODUCTS-1.04%

Dal-Tile International Inc.(a)                    400,000      9,300,000
========================================================================

CONSTRUCTION MATERIALS-0.92%

Martin Marietta Materials, Inc.                   177,200      8,257,520
========================================================================

CONSUMER ELECTRONICS-1.04%

Harman International Industries, Inc.             205,000      9,245,500
========================================================================

CONSUMER FINANCE-1.09%

Capital One Financial Corp.                       180,000      9,711,000
========================================================================

DATA PROCESSING SERVICES-3.33%

Ceridian Corp.(a)                                 935,000     17,531,250
------------------------------------------------------------------------
Certegy Inc.(a)                                   355,000     12,148,100
========================================================================
                                                              29,679,350
========================================================================

DIVERSIFIED COMMERCIAL SERVICES-5.37%

ARAMARK Corp.-Class B(a)                          294,700      7,927,430
------------------------------------------------------------------------
Convergys Corp.(a)                                415,000     15,558,350
------------------------------------------------------------------------
H&R Block, Inc.                                   320,000     14,304,000
------------------------------------------------------------------------
IMS Health Inc.                                   520,000     10,145,200
========================================================================
                                                              47,934,980
========================================================================

DIVERSIFIED FINANCIAL SERVICES-1.02%

Ambac Financial Group, Inc.                       157,500      9,112,950
========================================================================

ELECTRIC UTILITIES-1.99%

CMS Energy Corp.                                  335,000      8,050,050
------------------------------------------------------------------------
Wisconsin Energy Corp.                            430,000      9,700,800
========================================================================
                                                              17,750,850
========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-1.71%

Cooper Industries, Inc.                           195,000      6,809,400
------------------------------------------------------------------------
Molex, Inc.-Class A                               310,875   $  8,409,169
========================================================================
                                                              15,218,569
========================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-4.44%

Amphenol Corp.-Class A(a)                         240,000     11,532,000
------------------------------------------------------------------------
Diebold, Inc.                                     205,000      8,290,200
------------------------------------------------------------------------
Fisher Scientific International Inc.(a)            35,900      1,048,280
------------------------------------------------------------------------
Mettler-Toledo International Inc.
  (Switzerland)(a)                                185,000      9,592,250
------------------------------------------------------------------------
Millipore Corp.                                   150,000      9,105,000
========================================================================
                                                              39,567,730
========================================================================

ENVIRONMENTAL SERVICES-1.58%

Republic Services, Inc.(a)                        705,000     14,078,850
========================================================================

FOOTWEAR-0.95%

NIKE, Inc.-Class B                                150,000      8,436,000
========================================================================

FOREST PRODUCTS-0.99%

Louisiana-Pacific Corp.(a)                      1,050,000      8,862,000
========================================================================

GENERAL MERCHANDISE STORES-0.84%

Family Dollar Stores, Inc.                        250,000      7,495,000
========================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-2.37%

Laboratory Corp. of America Holdings(a)            80,000      6,468,000
------------------------------------------------------------------------
Quest Diagnostics Inc.(a)                         205,000     14,700,550
========================================================================
                                                              21,168,550
========================================================================

HEALTH CARE EQUIPMENT-2.98%

Apogent Technologies Inc.(a)                      685,000     17,673,000
------------------------------------------------------------------------
St. Jude Medical, Inc.(a)                         115,000      8,929,750
========================================================================
                                                              26,602,750
========================================================================

HOUSEHOLD APPLIANCES-1.02%

Stanley Works                                     195,000      9,081,150
========================================================================

HOUSEHOLD PRODUCTS-2.22%

Clorox Co.                                        270,000     10,678,500
------------------------------------------------------------------------
Dial Corp. (The)                                  530,000      9,089,500
========================================================================
                                                              19,768,000
========================================================================

HOUSEWARES & SPECIALTIES-1.02%

Newell Rubbermaid Inc.                            330,000      9,098,100
========================================================================

INDUSTRIAL CONGLOMERATES-0.93%

ITT Industries, Inc.                              165,000      8,332,500
========================================================================

INDUSTRIAL MACHINERY-6.00%

Dover Corp.                                       370,000     13,715,900
------------------------------------------------------------------------
Kennametal Inc.                                   250,000     10,067,500
------------------------------------------------------------------------
Parker-Hannifin Corp.                             225,000     10,329,750
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
INDUSTRIAL MACHINERY-(CONTINUED)

SPX Corp.(a)                                      142,000   $ 19,439,800
========================================================================
                                                              53,552,950
========================================================================

LEISURE PRODUCTS-1.91%

Brunswick Corp.                                   400,000      8,704,000
------------------------------------------------------------------------
Mattel, Inc.                                      486,000      8,359,200
========================================================================
                                                              17,063,200
========================================================================

MANAGED HEALTH CARE-1.36%

First Health Group Corp.(a)                       230,000      5,690,200
------------------------------------------------------------------------
Wellpoint Health Networks Inc.(a)                  55,000      6,426,750
========================================================================
                                                              12,116,950
========================================================================

METAL & GLASS CONTAINERS-0.99%

Pactiv Corp.(a)                                   500,000      8,875,000
========================================================================

OFFICE ELECTRONICS-1.43%

Zebra Technologies Corp.-Class A(a)               230,000     12,767,300
========================================================================

OFFICE SERVICES & SUPPLIES-1.55%

Herman Miller, Inc.                               585,000     13,841,100
========================================================================

OIL & GAS DRILLING-1.70%

Cooper Cameron Corp.(a)                           165,000      6,659,400
------------------------------------------------------------------------
Noble Drilling Corp.(a)                           250,000      8,510,000
========================================================================
                                                              15,169,400
========================================================================

OIL & GAS EQUIPMENT & SERVICES-2.30%

BJ Services Co.(a)                                350,000     11,357,500
------------------------------------------------------------------------
Weatherford International, Inc.(a)                245,000      9,128,700
========================================================================
                                                              20,486,200
========================================================================

OIL & GAS EXPLORATION & PRODUCTION-0.59%

Noble Affiliates Inc.                             150,000      5,293,500
========================================================================

OIL & GAS REFINING & MARKETING-0.75%

Valero Energy Corp.                               175,000      6,671,000
========================================================================

PERSONAL PRODUCTS-0.99%

Avon Products, Inc.                               190,000      8,835,000
========================================================================

PHARMACEUTICALS-1.39%

Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                        176,000     10,846,880
------------------------------------------------------------------------
Watson Pharmaceuticals, Inc.(a)                    50,000      1,569,500
========================================================================
                                                              12,416,380
========================================================================

PROPERTY & CASUALTY INSURANCE-2.03%

MGIC Investment Corp.                             145,000      8,949,400
------------------------------------------------------------------------
XL Capital Ltd.-Class A (Bermuda)                 100,000      9,136,000
========================================================================
                                                              18,085,400
========================================================================

REINSURANCE-1.74%

Odyssey Re Holdings, Corp.                        875,000   $ 15,487,500
========================================================================

RESTAURANTS-1.91%

Jack in the Box Inc.(a)                           295,000      8,124,300
------------------------------------------------------------------------
Outback Steakhouse, Inc.(a)                       260,000      8,905,000
========================================================================
                                                              17,029,300
========================================================================

SEMICONDUCTOR EQUIPMENT-0.71%

FEI Co.(a)                                        200,000      6,302,000
========================================================================

SEMICONDUCTORS-2.57%

Lattice Semiconductor Corp.(a)                    520,000     10,696,400
------------------------------------------------------------------------
Microchip Technology Inc.(a)                      315,000     12,203,100
========================================================================
                                                              22,899,500
========================================================================

SPECIALTY CHEMICALS-2.85%

Cambrex Corp.                                     215,000      9,374,000
------------------------------------------------------------------------
OM Group, Inc.                                    130,000      8,604,700
------------------------------------------------------------------------
Rohm & Haas Co.                                   215,000      7,445,450
========================================================================
                                                              25,424,150
========================================================================

SPECIALTY STORES-0.55%

Barnes & Noble, Inc.(a)                           165,000      4,884,000
========================================================================

SYSTEMS SOFTWARE-1.73%

BMC Software, Inc.(a)                             560,000      9,167,200
------------------------------------------------------------------------
Wind River Systems(a)                             350,000      6,268,500
========================================================================
                                                              15,435,700
========================================================================

TELECOMMUNICATIONS EQUIPMENT-0.84%

Advanced Fibre Communications, Inc.(a)            425,000      7,509,750
========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $617,739,514)                          717,911,529
========================================================================

MONEY MARKET FUNDS-20.52%

STIC Liquid Assets Portfolio(b)                91,526,346     91,526,346
------------------------------------------------------------------------
STIC Prime Portfolio(b)                        91,526,347     91,526,347
========================================================================
    Total Money Market Funds (Cost
      $183,052,693)                                          183,052,693
========================================================================
TOTAL INVESTMENTS-101.01% (Cost $800,792,207)                900,964,222
========================================================================
OTHER ASSETS LESS LIABILITIES-(1.01%)                         (8,977,312)
========================================================================
NET ASSETS-100.00%                                          $891,986,910
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001

ASSETS:

Investments, at market value (cost
  $800,792,207)*                                $900,964,222
------------------------------------------------------------
Receivables for:
  Investments sold                                15,865,143
------------------------------------------------------------
  Fund shares sold                                 7,483,168
------------------------------------------------------------
  Dividends                                          589,107
------------------------------------------------------------
Investment for deferred compensation plan              1,716
------------------------------------------------------------
Collateral for securities loaned                  61,603,583
------------------------------------------------------------
Other assets                                          61,842
============================================================
    Total assets                                 986,568,781
============================================================

LIABILITIES:

Payables for:
  Investments purchased                           30,033,644
------------------------------------------------------------
  Fund shares reacquired                           1,803,854
------------------------------------------------------------
  Deferred compensation plan                           1,716
------------------------------------------------------------
  Collateral upon return of securities loaned     61,603,583
------------------------------------------------------------
Accrued distribution fees                            834,278
------------------------------------------------------------
Accrued transfer agent fees                          235,035
------------------------------------------------------------
Accrued operating expenses                            69,761
============================================================
    Total liabilities                             94,581,871
============================================================
Net assets applicable to shares outstanding     $891,986,910
____________________________________________________________
============================================================

NET ASSETS:

Class A                                         $490,118,099
____________________________________________________________
============================================================
Class B                                         $333,783,487
____________________________________________________________
============================================================
Class C                                         $ 68,085,324
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                           20,551,945
____________________________________________________________
============================================================
Class B                                           15,151,243
____________________________________________________________
============================================================
Class C                                            3,094,205
____________________________________________________________
============================================================
Class A:
  Net asset value per share                     $      23.85
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $23.85 divided by
      94.50%)                                   $      25.24
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share  $      22.03
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share  $      22.00
____________________________________________________________
============================================================

* At December 31, 2001, securities with an aggregate market value of $60,348,846 were on loan to brokers.

STATEMENT OF OPERATIONS
For the year ended December 31, 2001

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $8,103)                                        $ 3,060,111
------------------------------------------------------------
Dividends from affiliated money market funds       4,251,521
------------------------------------------------------------
Interest                                             216,607
------------------------------------------------------------
Security lending income                              127,256
============================================================
    Total investment income                        7,655,495
============================================================

EXPENSES:

Advisory fees                                      4,690,551
------------------------------------------------------------
Administrative services fees                         133,274
------------------------------------------------------------
Custodian fees                                        53,447
------------------------------------------------------------
Distribution fees -- Class A                       1,212,056
------------------------------------------------------------
Distribution fees -- Class B                       2,658,755
------------------------------------------------------------
Distribution fees -- Class C                         400,445
------------------------------------------------------------
Transfer agent fees                                1,576,374
------------------------------------------------------------
Trustees' fees                                        19,299
------------------------------------------------------------
Other                                                352,913
============================================================
    Total expenses                                11,097,114
============================================================
Less: Fees waived                                     (8,143)
------------------------------------------------------------
    Expenses paid indirectly                         (13,018)
============================================================
    Net expenses                                  11,075,953
============================================================
Net investment income (loss)                      (3,420,458)
============================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT
  SECURITIES:

Net realized gain from investment securities       2,072,999
============================================================
Change in net unrealized appreciation of
  investment securities                            2,353,011
============================================================
Net gain from investment securities                4,426,010
============================================================
Net increase in net assets resulting from
  operations                                     $ 1,005,552
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2001 and 2000

                                                                  2001            2000
                                                              ------------    ------------
OPERATIONS:

  Net investment income (loss)                                $ (3,420,458)   $    296,614
------------------------------------------------------------------------------------------
  Net realized gain from investment securities                   2,072,999      45,254,552
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities                                                   2,353,011      18,237,197
==========================================================================================
    Net increase in net assets resulting from operations         1,005,552      63,788,363
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                         (296,068)             --
------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                       (5,805,537)    (32,973,812)
------------------------------------------------------------------------------------------
  Class B                                                       (4,360,649)    (28,962,310)
------------------------------------------------------------------------------------------
  Class C                                                         (866,613)     (2,380,170)
------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                      233,958,818      79,673,859
------------------------------------------------------------------------------------------
  Class B                                                      129,312,140      59,956,998
------------------------------------------------------------------------------------------
  Class C                                                       49,161,867      19,324,215
------------------------------------------------------------------------------------------
  Advisor Class*                                                        --      (2,218,024)
==========================================================================================
    Net increase in net assets                                 402,109,510     156,209,119
==========================================================================================

NET ASSETS:

  Beginning of year                                            489,877,400     333,668,281
==========================================================================================
  End of year                                                 $891,986,910    $489,877,400
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $790,745,950    $381,731,374
------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                        (2,209)        296,614
------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment securities     1,071,154      10,030,408
------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities             100,172,015      97,819,004
==========================================================================================
                                                              $891,986,910    $489,877,400
__________________________________________________________________________________________
==========================================================================================

* Advisor Class shares were converted to Class A shares effective as of the close of business on February 11, 2000.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
December 31, 2001

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Mid Cap Equity Fund (the "Fund") is a separate series of AIM Growth Series (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of four separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund consists of three different classes of shares:
Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

   Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/ event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

   On December 31, 2001, undistributed net investment income was increased by $3,417,703, undistributed net realized gains increased by $546 and shares of beneficial interest decreased by $3,418,249 as a result of net operating loss and other reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. Expenses -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes based on relative net assets.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. The Fund pays AIM investment management and administration fees at an annual rate of 0.725% on the first $500 million of the Fund's average daily net assets, plus 0.70% on the next $500 million of the Fund's average daily net assets, plus 0.675% on the next $500 million of the Fund's average daily net assets, plus 0.65% on the Fund's average daily net assets exceeding $1.5 billion. AIM has contractually agreed to limit total annual operating expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) to the maximum annual rate of 1.75%, 2.40% and 2.40% of the average daily net assets of the Fund's Class A, Class B and Class C shares, respectively. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended December 31, 2001, AIM waived fees of $8,143.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2001, AIM was paid $133,274 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2001, AFS was paid $883,799 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended December 31, 2001, the Class A, Class B and Class C shares paid AIM Distributors $1,212,056, $2,658,755 and $400,445, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $431,519 from sales of the Class A shares of the Fund during the year ended December 31, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 2001, AIM Distributors received $29,528 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  The law firm Kramer, Levin, Naftalis & Frankel LLP of which a trustee is a member became counsel to the Trustees on August 17, 2001. During the period August 17, 2001 through December 31, 2001, the Fund paid legal fees of $1,582 for services rendered.

NOTE 3-INDIRECT EXPENSES

For the year ended December 31, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $8,073 and reductions in custodian fees of $4,945 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $13,018.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.
  At December 31, 2001, securities with an aggregate value of $60,348,846 were on loan to brokers. The loans were secured by cash collateral of $61,603,583 received by the Fund and subsequently invested in affiliated money market funds as follows: $30,801,791 in STIC Liquid Assets Portfolio and $30,801,792 in STIC Prime Portfolio. For the year ended December 31, 2001, the Fund received fees of $127,256 for securities lending.

NOTE 7-DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during 2001 and 2000 was a follows:

                                    2001           2000
                                 -----------    -----------
Distributions paid from:
  Ordinary income                $ 8,866,797    $32,419,600
-----------------------------------------------------------
  Long-term capital gain           2,462,070     31,896,692
===========================================================
                                 $11,328,867    $64,316,292
___________________________________________________________
===========================================================

  As of December 31, 2001, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed long-term gain                 $  2,067,602
---------------------------------------------------------
Unrealized appreciation                        99,173,358
=========================================================
                                             $101,240,960
_________________________________________________________
=========================================================

  The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and other deferrals.

NOTE 8-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2001 was $642,721,173 and $362,074,363, respectively.
  The amount of unrealized appreciation of investment securities, for tax purposes, as of December 31, 2001 is as follows:


Aggregate unrealized appreciation of
  investment securities                      $106,008,542
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                      $ (6,832,975)
=========================================================
Net unrealized appreciation of investment
  securities                                 $ 99,175,567
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $801,788,655.


NOTE 9-SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2001 and 2000 were as follows:

                                                                         2001                           2000
                                                              ---------------------------    --------------------------
                                                                SHARES         AMOUNT          SHARES         AMOUNT
                                                              ----------    -------------    ----------    ------------
Sold:
  Class A                                                     14,841,455    $ 353,924,188     4,070,797    $106,892,357
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                      9,689,738      214,751,567     2,612,200      64,245,671
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                      2,868,456       63,101,217       766,820      18,842,465
-----------------------------------------------------------------------------------------------------------------------
  Advisor Class*                                                      --               --         1,493          35,592
=======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        247,762        5,748,094     1,343,990      30,603,452
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                        191,629        4,107,954     1,281,945      27,163,899
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                         37,928          812,196       105,132       2,224,587
=======================================================================================================================
Conversion of Advisor Class Shares to Class A Shares:**
  Class A                                                             --               --        93,124       2,242,422
-----------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                       --               --       (92,129)     (2,242,422)
=======================================================================================================================
Reacquired:
  Class A                                                     (5,345,950)    (125,713,464)   (2,304,101)    (60,064,372)
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (4,149,104)     (89,547,381)   (1,290,871)    (31,452,572)
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (683,809)     (14,751,546)      (70,810)     (1,742,837)
-----------------------------------------------------------------------------------------------------------------------
  Advisor Class*                                                      --               --          (500)        (11,194)
=======================================================================================================================
                                                              17,698,105    $ 412,432,825     6,517,090    $156,737,048
_______________________________________________________________________________________________________________________
=======================================================================================================================

* Advisor Class share activity for the period January 1, 2000 through February 11, 2000 (date of conversion).
** Effective as of the close of business February 11, 2000, pursuant to approval by the Board of Trustees on November 3, 1999, all outstanding shares of Advisor Class shares were converted to Class A shares of the fund.

NOTE 10-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                       CLASS A
                                                              ----------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------
                                                              2001(a)       2000(a)     1999(a)     1998(a)       1997
                                                              --------      --------    --------    --------    --------
Net asset value, beginning of period                          $  24.04      $  23.48    $  18.97    $  21.01    $  20.77
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.05)         0.10       (0.01)      (0.24)      (0.20)
------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.18          4.10        6.88       (0.81)       3.00
========================================================================================================================
    Total from investment operations                              0.13          4.20        6.87       (1.05)       2.80
========================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.02)           --          --          --          --
------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.30)        (3.64)      (2.36)      (0.99)      (2.56)
========================================================================================================================
    Total distributions                                          (0.32)        (3.64)      (2.36)      (0.99)      (2.56)
========================================================================================================================
Net asset value, end of period                                $  23.85      $  24.04    $  23.48    $  18.97    $  21.01
________________________________________________________________________________________________________________________
========================================================================================================================
Total return(b)                                                   0.56%        18.76%      37.13%      (4.71)%     14.05%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $490,118      $259,803    $178,550    $180,258    $255,674
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of expenses to average net assets(c)                        1.39%(d)      1.37%       1.46%       1.56%       1.37%
========================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.22)%(d)     0.38%      (0.07)%     (1.09)%     (0.90)%
________________________________________________________________________________________________________________________
========================================================================================================================
Portfolio turnover rate                                             68%           72%         90%        168%        190%
________________________________________________________________________________________________________________________
========================================================================================================================

(a)  Calculated using average shares outstanding.
(b)  Does not include sales charges.
(c) Ratio includes waiver and expense reductions. Ratio of expense to average net assets excluding waivers and expense reduction were 1.57% and 1.48% for 1998 and 1997, respectively.
(d)  Ratios are based on average daily net assets of $346,301,593.

                                                                                       CLASS B
                                                              ----------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------
                                                              2001(a)       2000(a)     1999(a)     1998(a)       1997
                                                              --------      --------    --------    --------    --------
Net asset value, beginning of period                          $  22.36      $  22.21    $  18.16    $  20.31    $  20.28
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.19)        (0.07)      (0.14)      (0.38)      (0.34)
------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.16          3.86        6.55       (0.78)       2.93
========================================================================================================================
    Total from investment operations                             (0.03)         3.79        6.41       (1.16)       2.59
========================================================================================================================
Less distributions from net realized gains                       (0.30)        (3.64)      (2.36)      (0.99)      (2.56)
========================================================================================================================
Net asset value, end of period                                $  22.03      $  22.36    $  22.21    $  18.16    $  20.31
________________________________________________________________________________________________________________________
========================================================================================================================
Total return(b)                                                  (0.10)%       17.98%      36.25%      (5.41)%     13.35%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $333,783      $210,608    $151,392    $165,447    $255,468
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of expenses to average net assets(c)                        2.05%(d)      2.02%       2.11%       2.21%       2.02%
========================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.87)%(d)    (0.27)%     (0.72)%     (1.74)%     (1.55)%
________________________________________________________________________________________________________________________
========================================================================================================================
Portfolio turnover rate                                             68%           72%         90%        168%        190%
________________________________________________________________________________________________________________________
========================================================================================================================

(a)  Calculated using average shares outstanding.
(b)  Does not include contingent deferred sales charges.
(c) Ratio includes waiver and expense reductions. Ratio of expense to average net assets excluding waivers and expense reduction were 2.22% and 2.13% for 1998 and 1997, respectively.
(d)  Ratios are based on average daily net assets of $265,875,511.

                                                                             CLASS C
                                                              -------------------------------------
                                                                                       MAY 3, 1999
                                                                   YEAR ENDED          (DATE SALES
                                                                  DECEMBER 31,        COMMENCED) TO
                                                              --------------------    DECEMBER 31,
                                                              2001(a)      2000(a)       1999(a)
                                                              -------      -------    -------------
Net asset value, beginning of period                          $ 22.33      $ 22.19       $19.02
---------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.19)       (0.07)       (0.10)
---------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         0.16         3.85         5.63
===================================================================================================
    Total from investment operations                            (0.03)        3.78         5.53
===================================================================================================
Less distributions from net realized gains                      (0.30)       (3.64)       (2.36)
===================================================================================================
Net asset value, end of period                                $ 22.00      $ 22.33       $22.19
___________________________________________________________________________________________________
===================================================================================================
Total return(b)                                                 (0.10)%      17.95%       29.98%
___________________________________________________________________________________________________
===================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $68,085      $19,466       $1,564
___________________________________________________________________________________________________
===================================================================================================
Ratio of expenses to average net assets                          2.05%(c)     2.02%        2.11%(d)
===================================================================================================
Ratio of net investment income (loss) to average net assets     (0.87)%(c)   (0.27)%      (0.72)%(d)
___________________________________________________________________________________________________
===================================================================================================
Portfolio turnover rate                                            68%          72%          90%
___________________________________________________________________________________________________
===================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $40,044,475.
(d)  Annualized.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Board of Trustees and Shareholders of AIM Mid Cap Equity Fund:

                       In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Mid Cap Equity Fund (one of the funds constituting AIM Growth Series; hereafter referred to as the "Fund") at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

                       PRICEWATERHOUSECOOPERS LLP

                       February 14, 2002
                       Houston, Texas

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM Mid Cap Equity Fund (the "Fund"), a portfolio of AIM Growth Series, a Delaware business trust (the "Trust"), was held on August 17, 2001. The meeting was held for the following purposes:

(1)* To elect the following Trustees: Robert H. Graham, Frank S. Bayley, Ruth H. Quigley, Bruce L. Crockett, Owen Daly II, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Prema Mathai-Davis, Lewis F. Pennock and Louis S. Sklar.

(2)  To approve a new Investment Advisory Agreement with A I M Advisors, Inc.

(3)  To approve changing the fundamental investment restrictions of the Fund.

(4)  To approve making the investment objective of the Fund non-fundamental.

(5) To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund for the fiscal year ending in 2001.

The results of the voting on the above matters were as follows:

                                                                          Withheld/
        Trustees/Matter                                Votes For         Abstentions
        ---------------                                ---------         -----------
(1)*    Robert H. Graham.............................  99,512,845         1,838,025
        Frank S. Bayley..............................  99,506,310         1,844,560
        Ruth H. Quigley..............................  99,428,522         1,922,348
        Bruce L. Crockett............................  99,524,735         1,826,135
        Owen Daly II.................................  99,399,439         1,951,431
        Albert R. Dowden.............................  99,536,284         1,814,586
        Edward K. Dunn, Jr. .........................  99,464,033         1,886,837
        Jack M. Fields...............................  99,538,446         1,812,424
        Carl Frischling..............................  99,448,226         1,902,644
        Prema Mathai-Davis...........................  99,459,830         1,891,040
        Lewis F. Pennock.............................  99,524,247         1,826,623
        Louis S. Sklar...............................  99,523,581         1,827,289

                                                                           Votes          Withheld/
         Matter                                         Votes For         Against        Abstentions
         ------                                         ---------         -------        -----------
(2)      Approval of a new Investment Advisory
         Agreement with A I M Advisors, Inc. .........  13,177,282        304,436           526,619
(3)(a)   Approval of the Modification of the
         Fundamental Restriction on Portfolio
         Diversification..............................   9,716,837        355,193         3,936,307**
(3)(b)   Approval of the Modification of the
         Fundamental Restriction on Issuing Senior
         Securities and Borrowing Money...............   9,602,629        460,337         3,945,371**
(3)(c)   Approval of the Modification of the
         Fundamental Restriction on Underwriting
         Securities...................................   9,647,891        424,450         3,935,996**
(3)(d)   Approval of the Modification to or Addition
         of the Fundamental Restriction on Industry
         Concentration................................   9,675,329        387,778         3,945,230**
(3)(e)   Approval of the Modification of the
         Fundamental Restriction on Real Estate
         Investments..................................   9,678,964        393,526         3,935,847**
(3)(f)   Approval of the Modification of the
         Fundamental Restriction on Purchasing or
         Selling Commodities..........................   9,629,662        444,984         3,933,691**
(3)(g)   Approval of the Modification of the
         Fundamental Restriction on Making Loans......   9,590,943        487,317         3,930,077**
(3)(h)   Approval of the Modification of the
         Fundamental Policy on Investment in
         Investment Companies.........................   9,626,320        452,101         3,929,916**
(4)      Approval of Making the Investment Objective
         of the Fund Non-Fundamental..................   9,552,210        484,695         3,971,432**
(5)      Ratification of the selection of
         PricewaterhouseCoopers LLP as Independent
         Accountants of the Fund......................  13,358,619        183,214           466,504

(*) Proposal 1 required approval by a combined vote of all of the portfolios of AIM Growth Series
(**) Includes Broker Non-Votes

Effective December 31, 2001, Owen Daly II retired from his position as a trustee of the Trust.

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------
As of December 31, 2001


The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

-------------------------------------------------------------------------------------------------------------------------------
NAME, YEAR OF BIRTH AND    TRUSTEE  PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                 OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH      AND/OR                                                               HELD BY TRUSTEE
THE TRUST                  OFFICER
                           SINCE
-------------------------------------------------------------------------------------------------------------------------------
INTERESTED PERSON

Robert H. Graham* - 1946    1998    Chairman, President and Chief Executive Officer, A I M      None
Trustee, Chairman and               Management Group Inc. (financial services holding
President                           company); Chairman and President, A I M Advisors, Inc.
                                    (registered investment advisor); Director and Senior Vice
                                    President, A I M Capital Management, Inc. (registered
                                    investment advisor); Chairman, A I M Distributors, Inc.
                                    (registered broker dealer), A I M Fund Services, Inc.
                                    (registered transfer agent) and Fund Management Company
                                    (registered broker dealer); and Director and Vice
                                    Chairman, AMVESCAP PLC (parent of AIM and a global
                                    investment management firm)

INDEPENDENT TRUSTEES

Frank S. Bayley - 1939      1985    Of Counsel, law firm of Baker & McKenzie                    Badgley Funds, Inc. (registered
Trustee                                                                                         investment company)

Bruce L. Crockett - 1944    2001    Chairman, Crockett Technology Associates (technology        ACE Limited (insurance
Trustee                             consulting company)                                         company); and Captaris, Inc.
                                                                                                (unified messaging provider)

Albert R. Dowden - 1941     2001    Chairman, Cortland Trust, Inc. (registered investment       None
Trustee                             company) and DHJ Media, Inc.; Director, Magellan
                                    Insurance Company; Member of Advisory Board of Rotary
                                    Power International (designer, manufacturer, and seller
                                    of rotary power engines); formerly, Director, President
                                    and CEO, Volvo Group North America, Inc.; and director of
                                    various affiliated Volvo companies

Edward K. Dunn, Jr. - 1935  2001    Formerly, Chairman, Mercantile Mortgage Corp.; Vice         None
Trustee                             Chairman, President and Chief Operating Officer,
                                    Mercantile-Safe Deposit & Trust Co.; and President,
                                    Mercantile Bankshares Corp.

Jack M. Fields - 1952       2001    Chief Executive Officer, Twenty First Century Group, Inc.   Administaff
Trustee                             (government affairs company)

Carl Frischling** - 1937    2001    Partner, law firm of Kramer Levin Naftalis and Frankel      Cortland Trust, Inc.
Trustee                             LLP                                                         (registered investment company)

Prema Mathai-Davis - 1950   2001    Formerly, Chief Executive Officer, YWCA of the USA          None
Trustee

Lewis F. Pennock - 1942     2001    Partner, law firm of Pennock & Cooper                       None
Trustee

Ruth H. Quigley - 1935      1977    Retired                                                     None
Trustee

Louis S. Sklar - 1939       2001    Executive Vice President, Development and Operations,       None
Trustee                             Hines Interests Limited Partnership (real estate
                                    development company)

 * Mr. Graham is considered an interested person of the fund because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

** The law firm in which Mr. Frischling is a partner is counsel to the independent directors/trustees of the AIM Funds and the AIM Funds pay such firm's fees. The AIM Funds believe that Mr. Frischling is not an interested person of the AIM Funds solely as a result of this relationship and are currently communicating with the SEC to confirm their view.

--------------------------------------------------------------------------------
As of December 31, 2001


The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

-------------------------------------------------------------------------------------------------------------------------------
NAME, YEAR OF BIRTH AND   TRUSTEE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                 OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH     AND/OR                                                                HELD BY TRUSTEE
THE TRUST                 OFFICER
                          SINCE
-------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS

Gary T. Crum - 1947        1998     Director and President, A I M Capital Management, Inc.;     N/A
Vice President                      Director and Executive Vice President, A I M Management
                                    Group Inc.; Director and Senior Vice President, A I M
                                    Advisors, Inc.; and Director, A I M Distributors, Inc.
                                    and AMVESCAP PLC (parent of AIM and a global investment
                                    management firm)

Carol F. Relihan - 1954    1998     Director, Senior Vice President, General Counsel and        N/A
Vice President and                  Secretary, A I M Advisors, Inc. and A I M Management
Secretary                           Group Inc.; Director, Vice President and General Counsel,
                                    Fund Management Company; and Vice President, A I M Fund
                                    Services, Inc., A I M Capital Management, Inc. and A I M
                                    Distributors, Inc.

Melville B. Cox - 1943     1998     Vice President and Chief Compliance Officer, A I M          N/A
Vice President                      Advisors, Inc. and A I M Capital Management, Inc.; and
                                    Vice President, A I M Fund Services, Inc.

Dana R. Sutton - 1959      1998     Vice President and Fund Treasurer, A I M Advisors, Inc.     N/A
Vice President and
Treasurer

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.
--------------------------------------------------------------------------------

OFFICE OF THE FUND                INVESTMENT ADVISOR             DISTRIBUTOR                     AUDITORS
11 Greenway Plaza                 A I M Advisors, Inc.           A I M Distributors, Inc.        PricewaterhouseCoopers
Suite 100                         11 Greenway Plaza              11 Greenway Plaza               LLP
Houston, TX 77046                 Suite 100                      Suite 100                       1201 Louisiana, Suite
                                  Houston, TX 77046              Houston, TX 77046               2900
                                                                                                 Houston, TX 77002

COUNSEL TO THE FUND               COUNSEL TO THE TRUSTEES        TRANSFER AGENT                  CUSTODIAN
Ballard Spahr                     Kramer, Levin, Naftalis        A I M Fund Services, Inc.       State Street Bank and
Andrews & Ingersoll, LLP          & Frankel LLP                  P.O. Box 4739                   Trust Company
1735 Market Street                919 Third Avenue               Houston, TX 77210-4739          225 Franklin Street
Philadelphia, PA 19103            New York, NY 10022                                             Boston, MA 02110

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2001, 11.70% is eligible for the dividends received deduction for corporations. The Fund distributed capital gains of $2,462,070 for the Fund's tax year ended December 31, 2001, which will be taxed as long-term gain.

                             EQUITY FUNDS

     DOMESTIC EQUITY FUNDS               INTERNATIONAL/GLOBAL EQUITY FUNDS            A I M Management Group Inc. has provided
                                                                                      leadership in the mutual fund industry since
        MORE AGGRESSIVE                           MORE AGGRESSIVE                     1976 and manages approximately $158 billion
                                                                                      in assets for more than 9 million
AIM Small Cap Opportunities(1)          AIM Developing Markets                        shareholders, including individual investors,
AIM Mid Cap Opportunities(1)            AIM European Small Company                    corporate clients and financial
AIM Large Cap Opportunities(1)          AIM Asian Growth                              institutions.*
AIM Emerging Growth                     AIM International Emerging Growth                 The AIM Family of Funds--Registered
AIM Small Cap Growth                    AIM Global Aggressive Growth                  Trademark-- is distributed nationwide. AIM is
AIM Aggressive Growth                   AIM European Development                      a subsidiary of AMVESCAP PLC, one of the
AIM Mid Cap Growth                      AIM Euroland Growth                           world's largest independent financial services
AIM Dent Demographic Trends             AIM International Equity                      companies with $398 billion in assets under
AIM Constellation                       AIM Global Growth                             management.*
AIM Large Cap Growth                    AIM Worldwide Spectrum
AIM Weingarten                          AIM Global Trends                             * As of 12/31/01
AIM Small Cap Equity                    AIM International Value(3)
AIM Capital Development
AIM Charter                                          MORE CONSERVATIVE
AIM Mid Cap Equity
AIM Select Equity(2)                                SECTOR EQUITY FUNDS
AIM Value II
AIM Value                                             MORE AGGRESSIVE
AIM Blue Chip
AIM Basic Value                         AIM New Technology
AIM Large Cap Basic Value               AIM Global Telecommunications and Technology
AIM Balanced                            AIM Global Energy(4)
AIM Basic Balanced                      AIM Global Infrastructure
                                        AIM Global Financial Services
       MORE CONSERVATIVE                AIM Global Health Care
                                        AIM Global Utilities
                                        AIM Real Estate(5)

                                                     MORE CONSERVATIVE

                         FIXED-INCOME FUNDS

  TAXABLE FIXED-INCOME FUNDS             TAX-FREE FIXED-INCOME FUNDS

        MORE AGGRESSIVE                       MORE AGGRESSIVE

AIM High Yield II                       AIM High Income Municipal
AIM High Yield                          AIM Municipal Bond
AIM Strategic Income                    AIM Tax-Free Intermediate
AIM Income                              AIM Tax-Exempt Cash
AIM Global Income
AIM Total Return Bond                        MORE CONSERVATIVE
AIM Intermediate Government
AIM Floating Rate
AIM Limited Maturity Treasury
AIM Money Market

       MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) Closed to new investors. (2) On July 13, 2001, AIM Select Growth Fund was renamed AIM Select Equity Fund. (3) On July 1, 2001, AIM Advisor International Value Fund was renamed AIM International Value Fund. (4) On September 1, 2001, AIM Global Resources Fund was renamed AIM Global Energy Fund. (5) On July 1, 2001, AIM Advisor Real Estate Fund was renamed AIM Real Estate Fund. FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after April 20, 2002, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.


* As of 12/31/01                                        [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                        INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                        GFS-AR-1

A I M DISTRIBUTORS, INC.